This is filed pursuant to Rule 497(e).
     Alliance Capital Reserves File Nos.: 2-61564 and 811-02835
     Alliance Government Reserves File Nos.:  2-63315 and 811-02889
     Alliance Municipal Trust   File Nos.:  2-79807 and 811-03586

      Instruct your Financial Consultant to open a Portfolio account in conjunction with your brokerage account. There is a $1,000 minimum for initial investment for each Portfolio.

      Purchases

      By Check. Mail or deliver your check payable to Wells Fargo Investments, LLC ("Wells Fargo") to the Cashiering Department who will deposit it into the Portfolio(s). Please indicate your brokerage account number on the check or draft.

      By Sweep. Wells Fargo has available a sweep arrangement for the Portfolios for its customers' brokerage accounts. All balances are swept daily.

      Redemptions

      By Contacting Your Financial Consultant. Instruct your Financial Consultant to order a withdrawal from your Portfolio account.

      By Sweep. Wells Fargo's sweep arrangement moves money from your money market account to cover security purchases in your Wells Fargo brokerage account.

--------------------------------------------------------------------------------
Table Of Contents
=================
RISK/RETURN SUMMARY.........................................................   2
FEES AND EXPENSES OF THE PORTFOLIOS.........................................   5
OTHER INFORMATION ABOUT THE PORTFOLIOS'
OBJECTIVES, STRATEGIES, AND RISKS ..........................................   5
   Investment Objectives And Strategies.....................................   5
   Alliance Money Reserves..................................................   6
   Alliance Government Reserves.............................................   6
   Alliance Treasury Reserves...............................................   6
   Alliance Municipal Trust.................................................   6
   Risk Considerations......................................................   7
MANAGEMENT OF THE PORTFOLIOS................................................   8
HOW THE PORTFOLIOS VALUE THEIR SHARES.......................................   8
DIVIDENDS, DISTRIBUTIONS, AND TAXES.........................................   9
DISTRIBUTION ARRANGEMENTS...................................................   9
FINANCIAL HIGHLIGHTS........................................................  10
--------------------------------------------------------------------------------


Wells Fargo
INVESTMENTS

Presents...

                                                         Alliance Money Reserves
                                                    Alliance Government Reserves
                                                      Alliance Treasury Reserves
                                                        Alliance Municipal Trust
                                                            -- General Portfolio

                                                                      Prospectus
                                                                November 1, 2000

                                                   WELLS FARGO INVESTMENTS[LOGO]

                                                            608 2nd Avenue South
                                                           Minneapolis, MN 55479
                                                           Member NYSE/NASD/SIPC

          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in the Portfolios, after this summary.

      Objectives: The investment objectives of each of the Portfolios are--in the following order of priority--safety of principal, liquidity, and maximum current income (exempt from income taxation to the extent described in this Prospectus in the case of Alliance Municipal Trust) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Alliance Money Reserves pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities. Alliance Government Reserves pursues its objectives by investing in a portfolio of high-quality, U.S. Government (including its agencies and instrumentalities) and other U.S. dollar-denominated money market securities. Alliance Treasury Reserves pursues its objectives by maintaining a portfolio of high-quality, U.S. Treasury and other U.S. dollar-denominated money market securities. The General Portfolio of Alliance Municipal Trust pursues its objectives by investing in a portfolio of high-quality municipal securities. The General Portfolio is diversified.

      The Portfolios invest primarily in the following money market securities:

      o Alliance Money Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, high-quality securities of corporate issuers, adjustable rate obligations, asset-backed securities and repurchase agreements.

      o Alliance Government Reserves. Obligations of the U.S. Government, its agencies or instrumentalities, adjustable rate obligations and repurchase agreements.

      o Alliance Treasury Reserves. Obligations of the U.S. Treasury, such as bills, notes and bonds, adjustable rate obligations and repurchase agreements.

      o Alliance Municipal Trust. High-quality municipal securities.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, the principal risks of investing in Alliance Municipal Trust are:

      o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of the Portfolio's investment.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for 1, 5, and 10 years (or over the life of the Portfolio if less than 10 years old); and

      o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if less than 10 years old).

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 221-9513 or your financial intermediary.

ALLIANCE MONEY RESERVES (AMR)

                                PERFORMANCE TABLE

                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
                                                4.39%        4.72%         4.62%
--------------------------------------------------------------------------------

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91      92     93      94      95      96      97      98     99
-----   -----   -----  -----   -----   -----   -----   -----   -----  -----
7.97%   5.66%   3.32%  2.46%   3.26%   5.14%   4.59%   4.77%   4.71%  4.39%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 4.12%. During the period shown in the bar chart, the highest return for a quarter was 1.91% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.59% (quarter ending September 30, 1993).

ALLIANCE GOVERNMENT RESERVES (AGR)

                                PERFORMANCE TABLE

                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
                                                4.26%        4.61%         4.47%
--------------------------------------------------------------------------------

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91      92     93      94      95      96      97      98     99
-----   -----   -----  -----   -----   -----   -----   -----   -----  -----
7.50%   5.39%   3.21%  2.36%   3.27%   5.02%   4.48%   4.67%   4.60%  4.26%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 4.01%. During the period shown in the bar chart, the highest return for a quarter was 1.85% (quarter ending June 30, 1990) and the lowest return for a quarter was 0.57% (quarter ending September 30, 1993).

ALLIANCE TREASURY RESERVES (ATR)

                                PERFORMANCE TABLE

                                                                          Since
                                               1 Year      5 Year     Inception*
--------------------------------------------------------------------------------
                                                3.92%       4.51%         4.31%
--------------------------------------------------------------------------------

*     Inception date: 9/1/93.

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91      92     93      94      95      96      97      98     99
-----   -----   -----  -----   -----   -----   -----   -----   -----  -----
  n/a     n/a     n/a    n/a   3.73%   5.10%   4.53%   4.66%   4.36%  3.92%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 3.72%. During the period shown in the bar chart, the highest return for a quarter was 1.27% (quarter ending March 31, 1995) and the lowest return for a quarter was 0.75% (quarter ending March 31, 1994).

ALLIANCE MUNICIPAL TRUST

General Portfolio (AMT-GEN)

                                PERFORMANCE TABLE

                                               1 Year      5 Year       10 Years
--------------------------------------------------------------------------------
                                                2.44%         2.77%        2.98%
--------------------------------------------------------------------------------

                                   BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

                               Calendar Year End
   90      91      92     93      94      95      96      97      98     99
-----   -----   -----  -----   -----   -----   -----   -----   -----  -----
5.32%   4.10%   2.66%  1.83%   2.71%   3.11%   2.76%   2.90%   2.67%  2.44%

      Through 9/30/00, the year to date unannualized return for the Portfolio was 2.41%. During the period shown in the bar chart, the highest return for a quarter was 1.34% (quarter ending March 31, 1990) and the lowest return for a quarter was 0.40% (quarter ending March 31, 1994).

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Transaction Expenses (fees paid directly from your investment)--
None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                AMR      AGR      ATR    AMT-GEN
                                               =====    =====    =====   ======
Management Fees ............................    .50%     .46%     .50%     .50%
Distribution (12b-1) Fees ..................    .25%     .25%     .25%     .25%
Other Expenses* ............................    .26%     .32%     .25%     .25%
                                               ----     ----     ----     ----
Total Portfolio Operating Expenses* ........   1.01%    1.03%    1.00%    1.00%
                                               ----     ----     ----     ----
  Waiver and/or Expense Reimbursement* .....   (.01)%   (.03)%   (.00)%   (.00)%
                                               ----     ----     ----     ----
Net Expenses ...............................   1.00%    1.00%    1.00%    1.00%

EXAMPLES*

      The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                  AMR           AGR           ATR        AMT-GEN
                                =======       =======       =======      =======
1 Year .................        $  102        $  102        $  102       $  102
3 Years ................        $  318        $  318        $  318       $  318
5 Years ................        $  552        $  552        $  552       $  552
10 Years ...............        $1,225        $1,225        $1,225       $1,225

----------
* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of a Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of a Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in each Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income (exempt from income taxation to the extent described in this Prospectus with respect to each Portfolio of Alliance Municipal Trust).

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days, which is a fundamental policy for Alliance Money Reserves, Alliance Government Reserves, Alliance Treasury Reserves and the General Portfolio of Alliance Municipal Trust. In addition, each Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Alliance Money Reserves

      As a matter of fundamental policy, AMR pursues its objectives by maintaining a portfolio of high quality money market securities. AMR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

      o high-quality commercial paper (or, if not rated, determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      As a matter of fundamental policy, AMR does not invest more than 25% of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances, and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks. For the purposes of this investment policy, neither all financial companies as a group nor all utility companies as a group are considered a single industry.

Alliance Government Reserves

      As a matter of fundamental policy, AGR may not purchase securities other than marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto. AGR's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o adjustable rate obligations; and

      o repurchase agreements that are fully collateralized.

      AGR may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

Alliance Treasury Reserves

      As a matter of fundamental policy, ATR may not purchase securities other than marketable obligations of the U.S. Treasury or repurchase agreements relating thereto. ATR's investments may include:

      o issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o adjustable rate obligations; and

      o repurchase agreements that are fully collateralized.

      ATR may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

Alliance Municipal Trust

      AMT-General pursues its objectives by investing in high-quality municipal securities and normally will invest at least 80% of its total assets, as a matter of fundamental policy, in these securities. Although AMT-General may invest up to 20% of its total assets in taxable money market securities, substantially all of such Portfolio's income normally will be tax-exempt.

      AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

      AMT-General seeks maximum current income exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

      Municipal Securities. The Portfolio's investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      AMT-General may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of AMT-General to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      AMT-General also may invest in stand-by commitments, which may involve certain expenses and risks, but such Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. AMT-General may commit up to 15% of its net assets to the purchase of when-issued securities.

      Taxable Money Market Securities. AMT-General's investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

      Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, AMT-General may invest any amount of its assets in taxable money market securities. When AMT-General is investing for temporary defensive purposes, it may not achieve its investment objectives.

Risk Considerations

      The Portfolios' principal risks are interest rate risk, credit risk and, with respect to Alliance Municipal Trust, municipal market risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      With respect to AMT-General, the quality and liquidity of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      AMT-General is subject to municipal market risk. Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

      The Portfolios' (except for ATR) investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign entities are subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation, or confiscatory taxation, political changes, or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios may invest up to 10% of their net assets in illiquid securities including (with respect to ACR and ATR) illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price.

Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.

      Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the following Portfolios paid Alliance, for the fiscal year ended June 30, 2000, as a percentage of average daily net assets:

                                                         Fee as a percentage of
Portfolio                                               average daily net assets
================================================================================
Alliance Money Reserves                                           .49%
Alliance Government Reserves                                      .43%
Alliance Treasury Reserves                                        .50%
Alliance Municipal Trust
  General Portfolio                                               .50%
----------
* Fees are stated net of waivers and/or reimbursements for Alliance Money Reserves and Alliance Government Reserves. See the "Annual Portfolio Operating Expenses" table at the beginning of the Prospectus for more information about fee waivers.

      Pursuant to the Advisory Agreement, unless changed by a vote of the Fund's shareholders, the Adviser will reimburse each Portfolio to the extent that the Portfolio's aggregate operating expenses exceed 1% of its average daily net assets for any fiscal year.

      Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                      HOW THE PORTFOLIOS VALUE THEIR SHARES
--------------------------------------------------------------------------------

      Each of the Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, a Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Other

      Each Portfolio has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if

Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      Each Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. Each Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. A Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all of their distributions for the year.

Alliance Money Reserves, Alliance Government Reserves and Alliance Treasury Reserves

      For Federal income tax purposes, any capital gains distributions may be taxable to you as capital gains. Each Portfolio's distributions may be subject to certain state and local taxes.

Alliance Municipal Trust

      Distributions to you out of tax-exempt interest income earned by AMT-General are not subject to Federal income tax (other than the AMT), may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT.

      Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees in connection with the distribution of their shares. The Portfolios pay these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants for the fiscal year ended June 30, 2000, and by other independent accountants for years prior to June 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Reports, which are available upon request.

                                                                Alliance Money Reserves  - Year Ended June 30
                                                       ==============================================================
                                                        2000          1999          1998          1997          1996
                                                       ======        ======        ======        ======        ======
Net asset value, beginning of period ...............   $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                       ------        ------        ------        ------        ------
Income from Investment Operations
Net investment income (a) ..........................     .049          .043          .047          .045          .047
                                                       ------        ------        ------        ------        ------
Less: Dividends
Dividends from net investment income ...............    (.049)        (.043)        (.047)        (.045)        (.047)
                                                       ------        ------        ------        ------        ------
Net asset value, end of period .....................   $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                       ======        ======        ======        ======        ======
Total Return
Total investment return based on net asset value (b)    4.98%         4.39%         4.83%         4.64%         4.81%
Ratios/Supplemental Data
Net assets, end of year (in millions) ..............   $1,812        $1,407        $1,166        $1,011          $755
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....     1.00%         1.00%         1.00%         1.00%         1.00%
   Expenses, before waivers and reimbursements .....     1.01%         1.02%         1.02%         1.06%         1.00%
   Net investment income (a) .......................     4.90%         4.28%         4.72%         4.55%         4.80%

                                                              Alliance Government Reserves - Year Ended June 30
                                                       ==============================================================
                                                        2000          1999          1998          1997          1996
                                                       ======        ======        ======        ======        ======
Net asset value, beginning of period ...............   $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                       ------        ------        ------        ------        ------
Income from Investment Operations
Net investment income ..............................     .047(a)       .042(a)       .046(a)       .044          .046(a)
                                                       ------        ------        ------        ------        ------
Less: Dividends
Dividends from net investment income ...............    (.047)        (.042)        (.046)        (.044)        (.046)
                                                       ------        ------        ------        ------        ------
Net asset value, end of period .....................   $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                       ======        ======        ======        ======        ======
Total Return
Total investment return based on net asset value (b)     4.82%         4.27%         4.74%         4.53%         4.72%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $5,867        $5,583        $4,909        $3,762        $3,205
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .....     1.00%         1.00%         1.00%         1.00%         1.00%
   Expenses, before waivers and reimbursements .....     1.03%         1.02%         1.01%         1.00%         1.01%
   Net investment income ...........................     4.74%(a)      4.18%(a)      4.63%(a)      4.44%         4.60%(a)

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

                                                                   Alliance Treasury Reserves - Year Ended June 30
                                                       =======================================================================
                                                         2000            1999            1998           1997            1996
                                                       ========        ========        =======        ========        ========
Net asset value, beginning of period ...............   $   1.00        $   1.00        $  1.00        $   1.00        $   1.00
                                                       --------        --------        -------        --------        --------
Income from Investment Operations
Net investment income ..............................       .044            .039(a)        .045(a)         .044(a)         .047(a)
                                                       --------        --------        -------        --------        --------
Less: Distributions
Dividends from net investment income ...............      (.044)          (.039)         (.045)          (.044)          (.047)
                                                       --------        --------        -------        --------        --------
Net asset value, end of period .....................   $   1.00        $   1.00        $  1.00        $   1.00        $   1.00
                                                       ========        ========        =======        ========        ========
Total Return
Total investment return based on net asset value (b)       4.47%           3.96%          4.63%           4.53%           4.77%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $785,790        $811,752        $40,056        $704,084        $700,558
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....       1.00%           1.00%           .95%            .85%            .81%
   Expenses, before waivers and reimbursements .....       1.00%           1.02%          1.01%           1.00%           1.05%
   Net investment income ...........................       4.38%           3.88%(a)       4.53%(a)        4.43%(a)        4.64%(a)

                                                                   General Portfolio - Year Ended June 30
                                                       ==============================================================
                                                        2000          1999          1998          1997          1996
                                                       ======        ======        ======        ======        ======
Net asset value, beginning of period ...............   $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                       ------        ------        ------        ------        ------
Income from Investment Operations
Net investment income ..............................     .029          .024          .028          .028          .029
                                                       ------        ------        ------        ------        ------
Less: Dividends
Dividends from net investment income ...............    (.029)        (.024)        (.028)        (.028)        (.029)
                                                       ------        ------        ------        ------        ------
Net asset value, end of period .....................   $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                       ======        ======        ======        ======        ======
Total Return
Total investment return based on net asset value (b)     2.89%         2.42%         2.85%         2.81%         2.93%
Ratios/Supplemental Data
Net assets, end of period (in millions) ............   $1,209        $1,168        $1,196        $  980        $1,148
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .....     1.00%         1.00%          .98%          .94%          .95%
   Expenses, before waivers and reimbursements .....     1.00%         1.00%          .98%          .94%          .95%
   Net investment income ...........................     2.87%         2.38%         2.81%         2.76%         2.90%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have SAIs, which contain more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request free copies of current annual/semi-annual reports or SAIs, or make inquires concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:          c/o Alliance Fund Services, Inc.
                  P.O. Box 1520, Secaucus,
                  New Jersey 07096

By phone:         For Information and Literature:
                  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at (202) 942-8090 for information on the operation on the Public Reference Room

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@ sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

File Nos. 811-2835 (ACR); 811-2888 (AGR); 811-3586 (AMT)